EXHIBIT 10.21

Effective January 1, 2014

IBERDROLA USA NETWORKS, INC.

ANNUAL INCENTIVE PLAN

Amended and Restated January 1, 2014

I.	Plan Objective/Description

The objective of the Annual Incentive Plan (the “Plan”) is to provide executives and certain other key employees of Iberdrola USA Networks, Inc. (the “Company”) and its Affiliates with the opportunity to earn annual incentive compensation through superior management performance. Exceptional performance will promote the future growth and success of the Company and the Iberdrola Group and enhance the linkage between employee, rate payer and shareholder interests.

The Plan consists of a payment calculated as a Target Incentive Level Percentage times base salary at the end of the Performance Period, further adjusted by a percentage based on the levels at which the objectives are achieved. The award is not payable if minimum Iberdrola Group, Iberdrola Group Networks, IUSA Networks, Business Area and personal performance targets are not met (i.e., at least a “satisfactory “ level of achievement is required for each element).

II.	Definitions

Wherever used in the Plan, unless the context clearly indicates otherwise, the following words and phrases shall have the meanings set forth below:

a.	“Affiliate” shall mean any company which qualifies as a “subsidiary corporation” or “parent corporation” of the Company under Section 424 of the Code, or any successor provision, or any other entity in which the Company owns, directly or indirectly, fifty percent (50%) or more of the equity.

b.	“Board” shall mean the Board of Directors of Iberdrola USA Networks, Inc.

c.	“Chairman” shall mean the Chairman of Iberdrola USA Networks, Inc.

d.	“Chief Executive Officer” shall mean the Chief Executive Officer (CEO) of Iberdrola USA Networks, Inc.

e.	“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

f.	“Participant” shall mean an individual who has satisfied the eligibility requirements of Article IV hereof.

g.	“Performance Period” shall mean the period commencing January 1 and ending December 31 of the same calendar year for which performance is being measured.

h.	“Plan” shall mean the Iberdrola USA Networks, Inc. Annual Incentive Plan as embodied herein and as amended from time to time.

III.	Administration

The Plan shall be administered by the Board or such successor committee as may be appointed by the Board to administer the Plan (the “Committee”). If no Committee is established, then all references to “Committee” in this document (other than in this section III) shall refer to the Board. The Committee shall be composed of such members as shall be appointed from time to time by the Board. No member of the Committee while serving as such shall be eligible for participation in the Plan. Except as otherwise provided in this Plan, decisions and determinations by the Committee shall be final and binding upon all parties. The Committee shall have the authority to interpret the Plan, to establish and revise rules and regulations relating to the Plan, and to make any other determinations that it believes necessary or advisable for the administration of the Plan. The appointment of the Company’s CEO to the Board shall not preclude the CEO from participating in this Plan provided that if the Board is functioning as the Committee, the CEO shall recuse himself or herself from any deliberations or actions that involve his or her benefits under the Plan.

IV.	Eligibility

Eligibility for participation in the Plan is limited to the CEO of the Company and to officers and other key employees of the Company and its Affiliates who are approved for participation by the Board based on recommendations by the CEO. In proposing the individuals who will participate in the Plan, the CEO shall take into consideration the individual’s present and potential contribution to the growth and success of the Company and the Iberdrola Group, the individual’s position and performance, as well as market practices, and such other factors as the CEO may deem proper and relevant. Individuals who are participants in any other annual incentive compensation plan provided by the Company or any of its Affiliates are not eligible to participate in the Plan. Participation in the Company’s Performance Share Plan or the Strategic Bonus Plan will not disqualify an individual from participation in this Plan.

Participants shall be grouped at the discretion of the CEO into eligibility groups I through VII as defined in Article VII. The eligibility group for the CEO shall be as provided in his/her employment agreement.

If a Participant changes from one eligibility group to another during a Performance Period, incentive awards payable under the Plan will be prorated based on length of participation, measured in days, in each eligibility group.

If during a Performance Period an employee becomes eligible for participation in the Plan, incentive awards payable under the Plan will be determined based on length of participation in the Plan, measured in days, from the day of the month in which the employee becomes eligible for participation in the Plan. If an employee is first deemed eligible to participate in the Plan on or after October 1 of the applicable Performance Period, the employee will commence eligibility effective January 1 of the following Performance Period.

If during any Performance Period a Participant ceases to be an employee of the Company or any of its Affiliates for any reason other than retirement, disability or death, such Participant shall not be entitled to receive an award for such Performance Period unless otherwise determined by the Committee in its sole discretion. If a Participant ceases to be an employee of the Company or an Affiliate during a Performance Period by reason of a transfer of employment to another Affiliate of the Company or to the Company, such Participant will continue to be eligible to receive an award for such Performance Period. In the event of retirement, disability or death, the Participant (or his or her successor in interest) shall be entitled to a prorated award based on the number of days of participation.

If after the end of a Performance Period, but prior to the payment of the award for such Performance Period, a Participant ceases to be an employee of the company or any of its Affiliates for any reason other than retirement, disability or death, such Participant shall not be entitled to receive an award for such Performance Period unless otherwise determined by the Company in its sole discretion.

Individuals entering the Plan during a Performance Period remain eligible to receive prorated awards under other annual incentive compensation plans provided by the Company and its Affiliates for periods prior to their participation in the Plan.

V.	Structure, Performance Measurement and Criteria

A structure of Group, Group Networks, Company, Business Area and Personal Objectives shall be defined for each Performance Period. For each of these sections, a certain number of objectives shall be set. Each objective will be assigned a relative weight within the section.

A Satisfactory Level, a Good Level and an Excellent Level of achievement will be established for each of the objectives defined. The Satisfactory Level must be achieved by the Iberdrola Group, Iberdrola Group Networks and the Company in order for Participants to be eligible for incentive awards. The Satisfactory level must also be achieved by a particular Business Area in order for Participants in that Business Area to be eligible for incentive awards. An individual participant will not receive an award if Personal Objectives are not met at the Satisfactory level. The actual objectives levels achieved at or above the Satisfactory Level will then be used to determine the Participant’s Incentive Level Percentage and actual award in accordance with the provisions of Articles VII and VIII.

•	The kinds of Objectives linked to the Annual Incentive Plan will all be quantitative and measurable in financial terms, production units, timeframes, etc. Certain Objectives may require evaluation by the CEO of the Company or by other key stakeholders.

•	The Objectives will be subject to the following weightings for 2012 and future years:

	Iberdrola Group	Iberdrola Group Networks	Iberdrola USA Networks	Business Area	Personal
CEO	20%	30%	40%	NA	10%
COO, VP – Operations, Presidents – NY and Maine	20%	20%	30%	30%	NA
VPs: HR, Finance, Regulatory, Business Development, General Counsel	20%	20%	30%	30%	NA
First Line Reports to COO	20%	10%	20%	20%	30%
All Others*	20%	10%	10%	20%	40%

*	Includes all Directors regardless of to whom they report.

Note on IUSA Networks Internal Audit structure: Iberdrola Group 20%, Corporate Internal Audit 20%, IUSA Networks 20%, Personal 40%

VI.	Objective Setting

a.	Iberdrola Group

The Company receives Iberdrola Group objectives on the basis of the Strategic Lines and the Budgets for the following financial year/performance period. This also involves defining measurement indicators, weighting and expected levels of achievement. Iberdrola Group objectives shall be approved by the Board of Directors of Iberdrola, S.A.

b.	Iberdrola Group Networks

The Company receives Iberdrola Group Networks objectives on the basis of the Strategic Lines and the Budgets for the following financial year/performance period. Iberdrola Group Networks objectives shall be approved by the Operating Committee.

c.	Iberdrola USA Networks, Inc.

According to the Strategic Lines, the Board will determine the Company’s objectives and ensure alignment with Iberdrola Group Objectives. This also involves defining measurement indicators, weighting and expected levels of achievement. The Company’s Objectives for the Performance Period will be proposed by the CEO and approved by the Board.

d.	Business Area

Business Area Objectives which correspond to each Senior Team member (direct reports to the CEO/COO) are established upon a recommendation of the CEO and shall be approved by the Board.

Business Area Objectives for the rest of the Senior Managers will be the same objectives set for the Senior Team member that the Senior Manager reports to, with exceptions as appropriate and as agreed to by the Senior Manager and subject to the approvals stated above for the Business Area Objectives.

e.	Personal Objectives

Personal Objectives should be related to the personal functions and responsibilities of the Participant. The concern of these objectives is not the personal development of the participant. There must be at least two for the Senior Team members who report directly to the COO (other Senior Team members do not have personal objectives) and three for the Senior Managers.

i.	Personal objectives which correspond to each Senior Team member (direct reports to the COO) are established upon a recommendation of the CEO and shall be approved by the Board.

ii.	Personal objectives for the rest of the Senior Managers shall be established by the Senior Team members in conjunction with each of their direct reports and approved by the CEO.

f.	Modifications to the Plan

i.	The Board may vary the objectives for achievement under this Annual Incentive Plan in the event of largely unforeseeable circumstances beyond the control of the parties.

ii.	The Board may modify the terms of the Plan at any time, providing that such change allows the Company and participants to comply with or benefit from any employment or tax-related regulations or other legal provisions.

iii.	The Board may also make any changes it deems fit at any time when these prove essential for the purpose of safeguarding Company business due to market conditions or other relevant circumstances.

iv.	The Board shall send a written notification to the participants in the Plan within 30 days following the adoption of the change, informing them of the changes made and the effects these will have on them.

v.	The Group Human Resources Director will be informed of modifications before approval by the Board.

g.	Timing

The Satisfactory, Good and Excellent Level of the Objectives for each Participant for the yearly Performance Period are to be established retroactive to the first of that year. Performance objectives for individuals who become eligible to participate in the Plan while the yearly Performance Period is in progress are to be established as soon as practicable following the new participant’s eligibility, but in no event later than 60 days after such new participant became eligible.

If a Participant changes Business Areas during a Performance Period, incentive awards payable under the Plan will be prorated based on length, measured in days, of participation as an employee in each Business Area.

VII.	Determination of Incentive Award

a.	During the month of January, the CEO and each Senior Team member will assess the level of achievement for each of the Company, Business Area and Personal Objectives, and report the results to the Company’s VP-Human Resources and subsequently to the Group Human Resources Director.

b.	The Board shall approve the results of the objectives for the accrual period at its February meeting (expected date).

c.	The Group Human Resources Director will provide the results for the Iberdrola Group and the Iberdrola Group Networks after approval by the Group Board of Directors.

d.	The Company’s VP-Human Resources will calculate the individual award payable to each employee on the basis of the objective results.

i.	The individual bonus awards will be sent to the Company’s Internal Audit department for validation.

e.	Once validated, the Company’s VP-Human Resources will send individual bonus awards calculations to Group Human Resources Director to check consistency with corporate guidelines.

f.	Once checked by the Group Human Resources Director, the Company’s VP-Human Resources will inform the CEO, who will prepare a proposal to be submitted to the Board for final approval.

g.	The Board will review and approve award calculations provided by the CEO. Once approved by the Board, the Company’s VP-Human Resources will authorize payment of the bonus.

h.	Each Participant has Target and Maximum Incentive Level Percentages assigned to the Participant’s Group, based on that Group’s potential impact on the Company’s performance. The Target and Maximum Incentive Level Percentages by Group are as follows:

Eligibility Group	Target Incentive Level Percentages	Maximum Incentive Level Percentages
I	55%	110%
II	45%	90%
III	40%	80%
IV	35%	70%
V	30%	60%
VI	20%	40%
VII	10%	20%

A Participant’s Incentive Level Percentage award will depend on the objectives level achieved by Iberdrola Group, Iberdrola Group Networks, the Company, the Business Area and the individual for each performance Period.

VIII.	Formula

•	Less than “Satisfactory” achievement of the objective:

Award = 0

•	Between “Satisfactory” and “Good” achievement of the objective:

Award = (50% + 2.5 (% achieved - 80%)) × Weight of Objective

•	Between “Good” and “Excellent” achievement of the objective:

Award = (100% + 5 (% achieved - 100%)) × Weight of Objective

•	At or over “Excellent” achievement of the objective:

Award = 200% incentive

To calculate an Incentive Award for a Participant, the Participant’s cumulative Incentive Award Percentage will be multiplied by the Participant’s annual base salary as of the last day of the Performance Period. The Incentive Award will be rounded to the nearest whole dollar amount.

The determination of incentive awards will be submitted to the Board for approval. Final determination of incentive awards will be made by the Board following the end of each Performance Period. Distribution of incentive awards will be made during the quarter following the Performance Period, within a reasonable time after the Company´s financial statements are finalized.

IX.	Incentive Award

Incentive awards may be granted in cash, in Iberdrola S.A. stock, or in a combination thereof. Participants may elect, during the year preceding the performance period, to defer up to 100% of any potential cash incentive award pursuant to the Company’s Deferred Compensation Plan for Salaried Employees or applicable Affiliate plan. Incentive awards payable under the Plan will not be considered as a component of regular earnings or base compensation for any purpose.

The Board may determine that a certain percentage of the incentive will be payable in Iberdrola, S.A. shares.

X.	Effective Date

This Plan shall be effective as of January 1, 2014.

XI.	Miscellaneous Provisions

The Board may at any time suspend, terminate, modify or amend this Plan.

No Participant shall have any claim or right to be granted an award under this Plan. Participation in the Plan shall not be deemed an employment contract.

The Company and its Affiliates shall have the right to deduct from the cash incentive awards made pursuant to this Plan any taxes required by law to be withheld with respect to such cash payments.

In the case of a Participant’s death, an incentive award shall be made to his or her designated beneficiary, or in the absence of such designation, by will or the laws of descent and distribution.

Except as set forth in the preceding paragraph, a Participant’s rights and benefits under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, attachment, execution or levy of any kind, either voluntary or involuntary, including any such liability which arises from the Participant’s bankruptcy or for the support of a spouse or former spouse or for any other relative of the Participant prior to the incentive award actually being received by the person eligible to benefit under the Plan. Any attempt at such prohibited anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, attachment, execution or levy, shall be void and unenforceable except as otherwise provided by law.

Exhibit I – Sample Objectives Template

ANNUAL INCENTIVE PLAN
2011 OBJECTIVES TEMPLATE- IBERDROLA USA DIRECTORS
Business and personal ratings

Name:	Director	Business/Function:	Iberdrola USA Business Area

Iberdrola

Possible points	Targets (Cuantitave indicators)	Satisfactory	Good	Excellent	Results	% objectives achievement	Points earned
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
200							

Iberdrola Group

Possible points	Targets (Cuantitave indicators)	Satisfactory	Good	Excellent	Results	% objectives achievement	Points earned
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
100							

Iberdrola USA

Possible points	Targets (Cuantitave indicators)	Satisfactory	Good	Excellent	Results	% objectives achievement	Points earned
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
100							

Business Area

Possible points	Targets (Cuantitave indicators)	Satisfactory	Good	Excellent	Results	% objectives achievement	Points earned
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
200							

Personal

Possible points	Targets (Cuantitave indicators)	Satisfactory	Good	Excellent	Results	% objectives achievement	Points earned
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
xx	xxx	xxx	xxx	xxx			
400							
1,000						Total points